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                                                                EXHIBIT (10)(ee)

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Mellon Bank                                         Middle Market Banking
                                                    Commonwealth Region
                                                    10 South Second Street
                                                    P.O. Box 1010
May 4, 2000                                         Harrisburg. PA 17108-1010
                                                    (717) 231-7466
Mr. William T. Hanelly                    Mr. George M. Savereno
Vice President, Finance                   President
C-Cor.net Corp.                           Broadband Capital Corporation
60 Decibel Road                           1105 North Market Street, Suite 1300
State College, PA 16801                   Wilmington, DE  19899

RE: $20,000,000 Revolving Line of Credit, 50,000,000 Standby Acquisition Facility and $2,500,000 Term Loan extended by Mellon Bank, N.A., as Agent for the Banks, on behalf of C-Cor.net Corp. and Broadband Capital
             ---------------------------------------------------------
     Corporation
     -----------

Dear Messrs. Hanelly and Savereno:

Reference is made to that certain Credit Agreement dated as of August 9, 1999 and amended by that certain First Amendment to Credit Agreement dated as of December 29, 1999 (as so amended, the "Credit Agreement") pursuant to which the above-referenced facilities were extended to C-Cor.net Corp. and Broadband Capital Corporation (collectively, the "Borrowers") by Mellon Bank, N.A. ("Mellon"), as Agent for the Banks. Capitalized terms not defined herein shall have the meaning given in the Credit Agreement.

Mellon hereby agrees to amend Section 3.01(b) of the Credit Agreement to allow the Borrowers to extend the expiry date of any Letter of Credit beyond the Revolving Credit Expiration Date. The Borrowers, consistent with Section 3.07 of the Credit Agreement, acknowledge the responsibility to cancel any Letter of Credit or to provide cash collateral in an amount greater than or equal to the face amount of any Letter of Credit, should Mellon and/or the Banks elect not to extend the Revolving Credit Expiration Date.

All other terms and conditions of the Credit Agreement and the other Loan Documents are hereby confirmed and shall remain in full force and effect without modification.

Sincerely,

/s/ Joseph N. Butto
Joseph N. Butto
Vice President of
Mellon Bank, N.A.,
in its capacity as the Issuing Bank
and as Agent for the Banks
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ACKNOWLEDGED AND AGREED TO BY:

ATTEST:                                     C-COR.NET CORP.

   /s/ Joseph E. Zavacky                    By   /s/ W. T. Hanelly
--------------------------                    ----------------------------------
By:    Joseph E. Zavacky                      Name:  W. T. Hanelly
Title: Controller and Assistant Secretary     Title: Vice President, Finance
[CORPORATE SEAL]

ATTEST:                                     BROADBAND CAPITAL CORPORATION

   /s/ Mary T. Drawl                        By   /s/ George M. Savereno
--------------------------                    ----------------------------------
By:    Mary T. Drawl                          Name:  George M. Savereno
Title: Vice President                         Title: President
[CORPORATE SEAL]

                                            MELLON BANK, N.A., individually as a
                                            Bank


                                            By   /s/ Joseph N. Butto
                                              ----------------------------------
                                              Name:  Joseph N. Butto
                                              Title: Vice President

                                            FIRST UNION NATIONAL BANK,
                                            individually as a Bank


                                            By   /s/ Amelia M. Crossett
                                              ----------------------------------
                                              Name:  Amelia M. Crossett
                                              Title: Vice President

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            individually as a Bank

                                            By   /s/ Thomas J. Fowlston
                                              ----------------------------------
                                              Name:  Thomas J. Fowlston
                                              Title: Vice President

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